Putnam
Diversified
Income
Trust

ANNUAL REPORT
September 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]



Fund highlights

* According to Lipper Analytical Services, Putnam Diversified Income Trust's class A share total return ranked 4 out of 43 general bond funds for the one-year period ended September 30, 1996, placing the fund in the top 10% in this category.*

* "Investors looking for a . . . bond fund with exposure to major markets would be hard-pressed to find a more appealing offering."

                -- Morningstar Mutual Funds, September 13, 1996

      CONTENTS
 4    Report from Putnam Management
 9    Fund performance summary
13    Portfolio holdings
29    Financial statements

*Lipper Analytical Services, an independent research organization, ranks funds according to total return performance. Their rankings vary over time and do not reflect the effects of sales charges. For periods ended 9/30/96, class A shares ranked 3 out of 11 funds for 5-year performance; class B shares ranked 7 out of 43 and 7 out of 21 funds for 1- and 3-year performance, respectively; class M shares ranked 5 out of 43 funds for 1-year performance. Class B and class M shares were not ranked over longer periods. Past performance is not indicative of future results.



From the Chairman

[PHOTO OF GEORGE PUTNAM OMITTED]

(copyright) Karsh, Ottawa



Dear Shareholder:

During the 12 months ended September 30, 1996, Putnam Diversified
Income Trust's trisector approach to portfolio management once again demonstrated the value of diversification across a wide spectrum of the world's bond markets.

The U.S. high-yield bond market was the beneficiary of continued economic strength, and the growth-oriented companies represented in the fund's high-yield sector were among the best performing. The international bond sector's focus on peripheral European and emerging markets likewise proved advantageous. Even within the less vibrant U.S. government sector, a shift in emphasis to mortgage-backed securities away from Treasuries made a positive contribution.

In the following report, your fund's management team comments in depth about fiscal 1996 performance and prospects for the coming months. I am pleased to announce that Neil Powers, a 10-year Putnam fixed-income analyst and co-manager of the fund since 1992, has been elevated to lead manager and that Jin Ho has taken over leadership of the fund's high-yield sector. Jin joined Putnam in 1983 and has 13 years of investment experience.

Respectfully yours,

/S/ George Putnam

Chairman of the Trustees

November 20, 1996



Report from the Fund Managers
Neil J. Powers, lead manager
Jin W. Ho
Michael Martino
D. William Kohli
Mark J. Siegel

While bond markets in the United States and abroad fluctuate, Putnam Diversified Income Trust has continued to achieve its investment objectives. Through much of the fiscal year ended September 30, 1996, U.S. economic growth remained strong, fueling continued growth in corporate earnings. However, because the economy continued to grow at a faster-than-expected pace, investors' fears of inflation lingered, producing an unfriendly environment for U.S. Treasury securities. Throughout this turbulence, your fund delivered exactly what it is designed to deliver: positive performance from a diversified investment portfolio that enables it to capitalize on thriving sectors of the bond markets regardless of interest-rate trends. Our strategy during the fiscal year of focusing on high-yield and international bonds, and de-emphasizing U.S. government securities, was essential to the fund's resilience. Complete performance information appears on pages 9 and 10.

*HIGH-YIELD HOLDINGS LEAD THE CHARGE

During the period, we continued to reduce the fund's allocation to core cyclical issues, a strategy we first implemented toward the middle of 1995 as the U.S. economy showed signs of slackening growth. Cyclical companies, such as chemical, paper, and automotive, are so called because their performance typically shadows the behavior of the economy, waxing and waning along with the pace of economic growth. At the same time, we added to the fund's holdings of more growth-oriented companies in sectors such as telecommunications -- the industry with the largest representation in the fund's portfolio -- and other media such as television and radio.

In February of this year, Congress passed legislation to deregulate the telecommunications and broadcasting industries. The new telecommunications law loosens restrictions on radio stations, cable television, and long distance telephone service. It will ultimately allow a single company to offer services in more than one of these areas (for example, a telephone company may provide cable television service) or to own more than one provider of a particular service in a certain region (a company may own several radio stations in one city).

Among the fund's holdings, MFS Communications, Teleport, and Brooks Fiber Properties, three competitive local exchange carriers, were among the portfolio's strongest performers during the period. Each of these companies issues high-yield securities to help finance the construction of the fiber-optic network required to attract corporate customers and compete with larger telephone service providers. While these securities and others discussed in this report were viewed favorably during the period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

Elsewhere in the high-yield sector, the fund prospered from its investments in the banking industry. First Nationwide Holdings, one of the fund's key holdings, merged with California Federal Bank during the period; the consolidation gave the newly merged company a substantial share of the California banking market. Among thrift banks (those that lend to higher-risk customers), which make up a large portion of the banks that issue high-yield securities, Chevy Chase Savings Bank and Berkeley Federal also contributed to the fund's performance.

[GRAPHIC OMITTED: horizontal bar chart TOP 5 COUNTRY ALLOCATIONS,
9/30/96*]

(international sector)

Germany              4.7%

Mexico               4.5%

Italy                3.7%

United Kingdom       3.0%

Denmark              2.3%

Footnote reads:
*Based on net assets as of 9/30/96. Allocations will vary over time.

*PERIPHERAL EUROPE AND EMERGING MARKETS OFFER OPPORTUNITIES

As with the high-yield sector, the fund's investments in international bonds contributed substantially to its performance during the period. While international bond markets generally delivered positive returns, our emphasis on country selection and currency management, rather than on duration management, allowed the fund to derive superior returns from its international holdings.

In this sector, we focused on European government bonds. Early in the fiscal year, we emphasized bonds in higher-yielding markets, such as Italy and Spain, rather than the core market. Since that time, these and most other European countries have focused their efforts on reining in fiscal budgets in order to gain acceptance into the European Monetary Union (EMU), which intends to create a single currency to be used among member nations. As a result of these efforts, Italy, Spain, and Sweden have driven down both inflation and bond yields. As yields declined, the fund's holdings in these markets benefited from price appreciation.

A similar trend took place among markets in Canada and Australia. Here, yields at the outset of the fiscal period were considerably higher than those in the United States. Interest rates have fallen substantially since then, narrowing the yield spreads relative to U.S. Treasuries.

We increased the fund's holdings in emerging markets securities, which enjoyed robust gains through much of the period. Bond markets in Russia and Poland benefited from upgraded credit ratings in recent months, and our investments in these markets added to the fund's total return. Similarly our investments in Mexico and Argentina boosted performance.

Our currency strategy involved hedging international bonds back to the U.S. dollar in an effort to protect the fund's value from losses due to currency fluctuations. This helped protect the portfolio's value as several European currencies declined in value against the dollar. We underweighted the yen and deutschemark and capitalized on other currency movements as European nations struggled to be eligible for inclusion in the EMU.



TOP THREE HOLDINGS PER SECTOR*

HIGH-YIELD BONDS                          MARKET VALUE    PERCENTAGE
Midland Funding Corp. 11.75%, 2005        $ 26,203,098          0.7%
First PV Funding 10.15%, 2016               19,398,000          0.5
TransTexas Gas Corp. 11.5%, 2002            18,434,375          0.5

FOREIGN BONDS
Italy (Government of) 9.5%, 2001           104,588,832          2.6
United Kingdom Treasuries 8.5%, 2007        77,577,742          1.9
Canada (Government of) 8.75%, 2005          73,230,136          1.8

U.S. GOVERNMENT OBLIGATIONS
GNMA 7.5%, 2023-2026                       234,764,138          5.8
FNMA 7.5%, 2026                            179,059,358          4.4
U.S. Treasury notes 7%, 2006               168,367,453          4.2

Footnote reads:
*Based on net assets as of 9/30/96. Holdings will vary over time.

*MORTGAGE-BACKED SECURITIES OUTPERFORM TREASURIES

When the bond market declined abruptly earlier this year, the market for mortgage-backed securities was affected dramatically. The rise in interest rates drove down the values of mortgage-backed securities and reduced prepayment risk (because higher interest rates made mortgage refinancing less attractive to mortgage holders). At that time, we quickly swapped a considerable portion of the fund's U.S. Treasury holdings for mortgage-backed securities before the majority of the market adjusted to these developments.

As the year progressed, yields on Treasuries remained within a limited range. As a result, the yield spread on mortgage-backed securities relative to Treasuries narrowed, approaching the historical average of one percentage point, and mortgage-backed securities offered greater price appreciation and higher income than Treasuries.



*CONTINUED MODERATE GROWTH ON THE HORIZON

Our outlook for the coming months reflects what we have seen during much of this year: moderate economic growth, low inflation, and interest rates that move within a relatively limited range. For this reason, we anticipate that the sectors and securities that have served the fund well in recent months may continue to do so into the beginning of calendar 1997. In the event that economic growth slows, we have positioned the fund to capitalize on the decline in the interest rates that may occur.

We plan to maintain the fund's considerable weighting in high-yield securities to take advantage of the atmosphere of robust corporate earnings and allow the fund to grow while interest rates remain stable. In this sector, we expect that the wave of consolidations among radio stations, enabled by the more relaxed telecommunications law, will gradually spread to the television industry. While the guidelines for deregulation in the television industry are not as liberal as those for radio stations, we nevertheless expect business prospects to generally improve as deregulation enhances revenues and consolidation strengthens cash flows and drives down operating costs.

Among international bond markets, we expect to continue to invest in countries whose inflation rates are declining. We will also look to take advantage of European markets as progress toward the EMU creates opportunities.

If, as some economists predict, the rate of U.S. economic growth begins to slow in the coming months, interest rates will likely decline once again. For this reason, we expect to maintain a longer-than-average portfolio duration to enable the fund to participate in any corresponding price appreciation among government bonds.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/96, there is no guarantee the fund will continue to hold these securities in the future. While U.S. government backing of individual securities does not insure principal, which will fluctuate, it does guarantee that the fund's government-backed holdings will make timely payments of interest and principal. Mortgage-backed securities may be subject to prepayment risk. Foreign investments are subject to certain risks, such as currency fluctuations, economic instability, and political developments, that are not present with domestic investments. The lower credit ratings of high-yield bonds reflect a greater possibility that adverse changes in the economy or their issuers may affect the fund's ability to pay principal and interest on the bonds.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Diversified Income Trust is designed for investors seeking high current income consistent with capital preservation through U.S. government, high-yield, and international fixed-income securities.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 9/30/96
(most recent calendar quarter)
                      Class A         Class B          Class M
(inception date)     (10/3/88)       (3/1/93)         (12/1/94)
                   NAV      POP     NAV    CDSC      NAV      POP
------------------------------------------------------------------
1 year           10.35%    5.09%   9.47%   4.47%   10.12%   6.56%
------------------------------------------------------------------
5 years          62.71    55.00      --      --       --      --
Annual average   10.22     9.16      --      --       --      --
------------------------------------------------------------------
Life of Fund    114.24   104.10   28.16   25.22    24.33   20.30
Annual average   10.00     9.34    7.15    6.46    12.64   10.63
------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/96
                              Salomon Bros.
               Lehman Bros.      Non-U.S.   First Boston  Consumer
                Aggregate      World Govt.  High Yield     Price
                Bond Index     Bond Index     Index        Index
------------------------------------------------------------------
1 year             4.90%          4.03%       10.77%       3.00%
------------------------------------------------------------------
5 years           43.32          72.06        82.11       15.02
Annual average     7.46          11.46        12.73        2.84
------------------------------------------------------------------
Life of class A   98.96         119.05       139.82       31.72
Annual average     8.98          10.30        11.55        3.51
------------------------------------------------------------------
Life of class B   22.47          43.81        42.06       10.27
Annual average     5.81          10.66        10.28        2.76
------------------------------------------------------------------
Life of class M   20.02          21.91        27.73        5.41
Annual average    10.46          11.40        14.27        2.92
------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and net asset value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 10/3/88


Starting value                    (Insert ending Total)
$9,425       Fund's class A shares at POP       $20,410
$10,000       Lehman Aggregate Bond Index       $19,896
$10,000       Consumer Price Index              $13,172


(plot points for 10-year total return mountain chart)

Date/year      Fund at POP      Lehman Agg Bond Index       CPI

10/3/88           9425                 10000              10000

9/30/89          10129                 11126              10434

9/30/90          10331                 11968              11077

9/30/91          12544                 13882              11452

9/30/92          14786                 15624              11795

9/30/93          16686                 17183              12112

9/30/94          16530                 16629              12471

9/30/95          18496                 18967              12788

9/30/96          20411                 19896              13172

Footnote reads:
Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 3/1/93 would have been valued at $12816 on 9/30/96 at net asset value ($12522 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at inception on 12/1/94 would have been valued at $12,433 at net asset value on 9/30/96 $12030 at public offering price.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 9/30/96
                           Class A        Class B        Class M
--------------------------------------------------------------------
Distributions (number)        12             12             12
--------------------------------------------------------------------
Income                     $0.893         $0.802         $0.866
--------------------------------------------------------------------
Total                      $0.893         $0.802         $0.866
--------------------------------------------------------------------
Share value:            NAV       POP       NAV       NAV      POP
--------------------------------------------------------------------
9/30/95              $11.99    $12.59    $11.95     11.97    12.37
--------------------------------------------------------------------
9/30/96               12.29     12.90     12.24     12.27    12.68
--------------------------------------------------------------------
Current return
--------------------------------------------------------------------
End of period
--------------------------------------------------------------------
Current dividend
rate1                  6.93%     6.60%     6.18%     6.75%    6.53%
--------------------------------------------------------------------
Current 30-day
SEC yield2             7.28      6.93      6.53      7.02     6.79
--------------------------------------------------------------------

 1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.
 2  Based on investment income, calculated using SEC guidelines.




TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Aggregate Bond Index* is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

Salomon Brothers Non-U.S. World Government Bond Index* is a market capitalization-weighted benchmark that tracks the performance of the government bond markets tracked by the Salomon Brothers World
Government Bond Index, excluding the United States.

First Boston High Yield Index* is an unmanaged index of lower-rated, higher-yielding U.S. corporate bonds. It includes over 180 issues with an average maturity range of 7 to 10 years.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

*Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



Report of independent accountants
For the fiscal year ended September 30, 1996

To the Trustees and Shareholders of
Putnam Diversified Income Trust

We have audited the accompanying statement of assets and liabilities of Putnam Diversified Income Trust, including the portfolio of investments owned, as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Diversified Income Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                   Coopers & Lybrand L.L.P.

Boston, Massachusetts

November 13, 1996




Portfolio of investments owned
September 30, 1996

U.S. GOVERNMENT AND AGENCY OBLIGATIONS  (30.4%) *
PRINCIPAL AMOUNT                                                                                          VALUE

U.S. Government Agency Mortgage Pass-Through Certificates  (21.7%)
---------------------------------------------------------------------------------------------------------------
                   Federal National Mortgage Association
  $   147,177,000  8s, TBA, October 16, 2026                                                        148,464,799
       60,643,562  8s, with various due dates from May 1, 2026 to June 1, 2026                       61,174,212
      181,212,095  7 1/2s, with various due dates from January 1, 2026 to July 1, 2026              179,059,358
      122,283,285  7s, with various due dates from August 1, 2024 to April 1, 2026                  117,964,298
                   Government National Mortgage Association
      237,721,536  7 1/2s, with various due dates from January 15, 2023 to September 15, 2026       234,764,138
      139,422,867  7s, with various due dates from October 15, 2024 to July 15, 2026                134,194,558
                                                                                                  -------------
                                                                                                    875,621,363

U.S. Treasury Obligations  (8.7%)
---------------------------------------------------------------------------------------------------------------
       71,015,000  U.S. Treasury Bonds 7 7/8s, February 15, 2021                                     77,561,873
      121,065,000  U.S. Treasury Interest Strips zero % May 15, 2004                                 73,124,471
                   U.S. Treasury Notes
       29,285,000  9 1/8s, May 15, 1999                                                              31,293,658
      164,940,000  7s, July 15, 2006                                                                168,367,453
                                                                                                  -------------
                                                                                                    350,347,455
                                                                                                  -------------
                   Total U.S. Government and Agency Obligations  (cost $1,229,797,506)            1,225,968,818

CORPORATE BONDS AND NOTES  (30.5%) *
PRINCIPAL AMOUNT                                                                                          VALUE

Advertising  (0.2%)
---------------------------------------------------------------------------------------------------------------
 $        500,000  Adams Outdoor Advertising sr. notes 10 3/4s, 2006                                    522,500
        5,434,000  Universal Outdoor, Inc. sub. deb. 11s, 2003                                        6,086,080
                                                                                                  -------------
                                                                                                      6,608,580

Aerospace and Defense  (0.6%)
---------------------------------------------------------------------------------------------------------------
        4,400,000  Alliant Techsystems, Inc. sr. sub. notes 11 3/4s, 2003                             4,763,000
        9,350,000  BE Aerospace sr. notes 9 3/4s, 2003                                                9,677,250
        1,000,000  BE Aerospace sr. sub. notes Ser. B, 9 7/8s, 2006                                   1,015,000
        1,080,000  K & F Industries, Inc. 144A sr. sub. notes 10 3/8s, 2004                           1,117,800
        2,000,000  Sequa Corp. med. term notes 10s, 2001                                              2,061,180
        2,800,000  UNC, Inc. sr. notes 9 1/8s, 2003                                                   2,730,000
        1,325,000  UNC, Inc. 144A sr. sub. notes 11s, 2006                                            1,391,250
                                                                                                  -------------
                                                                                                     22,755,480

Agriculture  (0.4%)
---------------------------------------------------------------------------------------------------------------
        7,096,000  PMI Holdings Corp. sub. disc. deb. stepped-coupon
                    Ser. B, zero % (11 1/2s, 9/1/00), 2005 ++                                         4,328,560
       10,791,586  Premium Standard Farms Inc. sr. secd. notes 11s, 2003 (2 double daggers)          10,521,797
                                                                                                  -------------
                                                                                                     14,850,357

Airlines  (0.1%)
---------------------------------------------------------------------------------------------------------------
        5,470,000  Greenwich Air Services, Inc. sr. notes 10 1/2s, 2006                               5,620,425

Automotive Parts  (0.7%)
---------------------------------------------------------------------------------------------------------------
        4,150,000  A.P.S. Inc. company guaranty 11 7/8s, 2006                                         4,419,750
        2,450,000  Aftermarket Technology Corp. sr. sub. notes 12s, 2004                              2,670,500
        1,540,000  Delco Remy International, Inc. 144A sr. sub. notes 10 5/8s, 2006                   1,578,500
        1,100,000  Harvard Industries Inc. sr. notes 11 1/8s, 2005                                    1,031,250
          525,000  Harvard Industries Inc. sr. notes 12s, 2004                                          504,000
        7,025,000  Key Plastics Corp. sr. notes 14s, 1999                                             7,235,750
        5,700,000  Lear Corp. sub. notes 9 1/2s, 2006                                                 5,899,500
        3,900,000  Speedy Muffler King, Inc. company guaranty 10 7/8s, 2006 (Canada)                  4,002,375
                                                                                                  -------------
                                                                                                     27,341,625

Banks  (0.5%)
---------------------------------------------------------------------------------------------------------------
        2,500,000  Banco del Sud S.A. sr. notes 10 1/8s, 1997 (Argentina)                             2,518,750
        5,000,000  Bancomext Trust Division 144A bank guaranteed 11 1/4s, 2006 (Mexico)               5,243,750
        2,340,000  Berkeley Federal Bank & Trust sub. deb. 12s, 2005                                  2,538,900
        1,425,000  Chevy Chase Savings Bank Inc. sub. deb. 9 1/4s, 2005                               1,457,063
        2,600,000  First Federal Financial Corp. notes 11 3/4s, 2004                                  2,652,000
        5,150,000  First Nationwide Holdings sr. notes 12 1/2s, 2003                                  5,574,875
                                                                                                  -------------
                                                                                                     19,985,338

Broadcasting  (2.0%)
---------------------------------------------------------------------------------------------------------------
        5,875,000  Affinity Group sr. sub. notes 11 1/2s, 2003                                        6,051,250
        7,250,000  Allbritton Communications sr. sub. deb. Ser. B, 9 3/4s, 2007                       7,014,375
        7,350,000  Argyle Television Corp. sr. sub. notes 9 3/4s, 2005                                7,350,000
        1,150,000  Chancellor Broadcasting Co. sr. sub. notes 9 3/8s, 2004                            1,138,500
        7,510,000  Commodore Media, Inc. sr. sub. notes stepped-coupon 7 1/2s,
                   (13 1/4s, 5/1/98), 2003 ++                                                         7,791,625
        5,000,000  International Cabletel Inc. sr. notes stepped-coupon
                   Ser. A, zero % (12 3/4s, 4/15/00), 2005 ++                                         3,300,000
       13,710,000  International Cabletel Inc. sr. notes stepped-coupon
                   Ser. B, zero % (11 1/2s, 2/01/01), 2006 ++                                         8,226,000
        3,575,000  Park Broadcasting, Inc. 144A sr. notes 11 3/4s, 2006                               4,084,438
        7,250,000  Paxson Communications Corp. 144A sr. sub. notes 11 5/8s, 2002                      7,576,250
        1,900,000  Pegasus Media & Communications notes Ser. B, 12 1/2s, 2005                         2,014,000
        7,237,000  Petracom Holdings, Inc. notes stepped-coupon zero %
                   (17 1/2s, 8/1/98), 2003 ++                                                         6,160,496
        9,900,000  SFX Broadcasting, Inc. sr. sub. notes Ser. B, 10 3/4s, 2006                       10,296,000
       10,266,000  Telemedia Broadcasting Corp. 144A deb. stepped-coupon 3.8s,
                   (16s, 6/15/99), 2004 ++                                                            9,316,395
                                                                                                  -------------
                                                                                                     80,319,329

Building and Construction  (0.9%)
---------------------------------------------------------------------------------------------------------------
        5,750,000  Inter-City Products sr. notes 9 3/4s, 2000                                         5,520,000
        2,850,000  Miles Homes Services sr. notes 12s, 2001                                           2,280,000
        3,065,000  NVR, Inc. sr. notes 11s, 2003                                                      3,172,275
       10,195,000  Presley Cos. sr. notes 12 1/2s, 2001                                               9,914,638
        7,200,000  Schuller International Corp. sr. notes 10 7/8s, 2004                               7,866,000
        7,925,000  Scotsman Group, Inc. sr. secd. notes 9 1/2s, 2000                                  7,944,813
                                                                                                  -------------
                                                                                                     36,697,726

Building Products  (0.3%)
---------------------------------------------------------------------------------------------------------------
        5,000,000  Cemex S.A. 144A bonds 12 3/4s, 2006(Mexico)                                        5,450,000
        1,960,000  Nortek, Inc. sr. sub. notes 9 7/8s, 2004                                           1,901,200
        1,500,000  Southdown Inc. sr. sub. notes Ser. B, 10s, 2006                                    1,515,000
        1,895,000  Waxman Industries Inc. sr. notes stepped-coupon Ser. B, zero %
                   (12 3/4s, 6/1/99), 2004 ++                                                         1,345,450
                                                                                                  -------------
                                                                                                     10,211,650

Buses  (0.2%)
---------------------------------------------------------------------------------------------------------------
        1,500,000  Blue Bird Body Co. sub. deb. Ser. B, 11 3/4s, 2002                                 1,552,500
        9,740,000  MCII Holding (USA), Inc. bonds zero % 2002                                         7,889,400
                                                                                                  -------------
                                                                                                      9,441,900

Business Services  (0.2%)
---------------------------------------------------------------------------------------------------------------
        4,800,000  Corporate Express, Inc. sr. sub. notes Ser. B, 9 1/8s, 2004                        4,800,000
          960,000  Iron Mountain Inc. sr. sub. notes 10 1/8s, 2006                                      978,000
          890,000  Muzak Inc. sr. notes 10s, 2003                                                       895,563
        2,125,000  Pierce Leahy Corp. 144A sr. sub. notes 11 1/8s, 2006                               2,268,438
                                                                                                  -------------
                                                                                                      8,942,001

Cable Television  (2.8%)
---------------------------------------------------------------------------------------------------------------
        1,205,000  Adelphia Communications Corp. sr. notes 12 1/2s, 2002                              1,271,275
       19,687,371  Adelphia Communications Corp. sr. notes 9 1/2s, 2004 (2 double daggers)           17,718,634
       11,820,000  American Telecasting, Inc. sr. disc. notes stepped-coupon zero %
                   (14 1/2s, 8/15/00), 2005 ++                                                        7,801,200
        1,000,000  Benedek Communications 144A sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2006 ++                                                          586,250
        7,500,000  Cablevision Systems Corp. sr. sub. deb. 10 1/2s, 2016                              7,612,500
        1,750,000  CF Cable TV, Inc. sr. notes 11 5/8s, 2005 (Canada)                                 1,977,500
        3,050,000  CF Cable TV, Inc. sr. notes 9 1/8s, 2007 (Canada)                                  3,141,500
        6,150,000  Charter Communications International disc. notes stepped-coupon Ser. B,
                   zero % (14s, 3/15/01), 2007 ++                                                     3,720,750
        3,450,000  Charter Communications International sr. notes 11 1/4s, 2006                       3,553,500
        7,750,000  Diamond Cable Communication Co. sr. disc. notes stepped-coupon zero %
                  (11 3/4s, 12/15/00), 2005 (United Kingdom)++                                        4,998,750
        7,445,406  Falcon Holdings Group, Inc. sr. sub. notes 11s, 2003 (2 double daggers)            6,887,001
        5,250,000  Grupo Televisa S.A. 144A sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 5/15/01), 2008 (Mexico) ++                                               3,255,000
        3,000,000  Grupo Televisa S.A. 144A sr. notes 11 7/8s, 2006 (Mexico)                          3,202,500
        1,040,000  Heartland Wireless Communication Inc. sr. notes 13s, 2003                          1,112,800
          950,000  Heartland Wireless Communication Inc.144A sr. notes 13s, 2003                      1,016,500
        6,045,000  Jones Intercable, Inc. sr. sub. deb. 10 1/2s, 2008                                 6,407,700
        4,200,000  Lenfest Communications, Inc. 144A sr. sub. notes 10 1/2s, 2006                     4,305,000
        3,200,000  Lenfest Communications, Inc. sr. notes 8 3/8s, 2005                                3,000,000
          700,000  Marcus Cable Co. (L.P.) sr. deb. 11 7/8s, 2005                                       740,250
       13,490,000  Marcus Cable Co. (L.P.) sr. disc. notes stepped-coupon zero %
                   (14 1/4s, 6/15/00), 2005 ++                                                        9,173,200
        3,640,000  Marcus Cable Co. (L.P.) sr. sub. disc. notes stepped-coupon zero %
                   (13 1/2s, 8/1/99), 2004 ++                                                         2,839,200
        5,650,000  Telewest Communications PLC deb. stepped-coupon zero % (11s, 10/1/00),
                   2007 (United Kingdom) ++                                                           3,587,750
       14,235,000  UIH Australia/Pacific sr. disc. notes stepped-coupon Ser. B, zero %
                   (14s, 5/15/01), 2006 (Australia)++                                                 7,615,725
        8,410,000  Videotron Holdings. sr. disc. notes stepped-coupon zero %
                   (11s, 8/15/00), 2005 (United Kingdom) ++                                           5,571,625
                                                                                                  -------------
                                                                                                    111,096,110

Cellular Communications  (1.6%)
---------------------------------------------------------------------------------------------------------------
        8,910,000  Cencall Communications Corp. sr. disc. notes stepped-coupon zero %
                   (10 1/8s, 1/15/99), 2004 ++                                                        5,880,600
       12,400,000  Comunicacion Celular bonds stepped-coupon zero %
                   (13 1/8s, 11/15/00), 2003 (Colombia)++                                             7,626,000
        6,500,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon Ser. B,
                   zero % (10 1/4s, 12/15/98), 2005 ++                                                4,160,000
       21,500,000  Dial Call Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (12 1/4s, 4/15/99), 2004 ++                                                       14,835,000
        8,500,000  Intercel, Inc. sr. disc. notes stepped-coupon zero % (12s, 5/1/01), 2006 ++        4,675,000
       15,300,000  Milicom International Cellular 144A sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 6/01/00), 2006 (Luxembourg) ++                                           8,740,125
        6,500,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (9 3/4s, 2/15/99), 2004 ++                                                         4,192,500
        5,600,000  NEXTEL Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (11 1/2s, 9/1/98), 2003 ++                                                         4,144,000
        9,000,000  Pricellular Wireless sr. disc. notes stepped-coupon Ser. B, zero %
                   (14s, 11/15/97), 2001 ++                                                           8,505,000
        1,435,000  Sygnet Wireless, Inc. sr. notes 11 1/2s, 2006                                      1,467,288
                                                                                                  -------------
                                                                                                     64,225,513

Chemicals  (0.9%)
---------------------------------------------------------------------------------------------------------------
        6,650,000  Acetex Corp. sr. notes 9 3/4s, 2003 (Canada)                                       6,483,750
       11,750,000  Arcadian Partner sr. notes 10 3/4s, 2005                                          12,925,000
        8,000,000  G-I Holdings sr. notes Ser. B, 10s, 2006                                           8,000,000
        6,550,000  Harris Chemical Corp. sr. secd. disc. notes 10 1/4s, 2001                          6,681,000
        2,400,000  IMC Fertilizer Group, Inc. deb. 9.45s, 2011                                        2,568,000
        1,175,000  Texas Petrochemical 144A sr. sub. notes 11 1/8s, 2006                              1,239,625
                                                                                                  -------------
                                                                                                     37,897,375

Computer Equipment  (0.2%)
---------------------------------------------------------------------------------------------------------------
        9,450,000  Computervision Corp. sr. sub. notes 11 3/8s, 1999                                  9,898,875

Conglomerates  (0.2%)
---------------------------------------------------------------------------------------------------------------
        2,300,000  MacAndrews & Forbes Holdings, Inc. sub. deb. notes 13s, 1999                       2,300,000
        5,927,000  Talley Industries, Inc. sr. disc. deb. stepped-coupon zero %
                   (12 1/4s, 10/15/98), 2005 ++                                                       5,085,366
                                                                                                  -------------
                                                                                                      7,385,366

Consumer Durable Goods  (0.1%)
---------------------------------------------------------------------------------------------------------------
        5,850,000  Remington Products Co. LLC 144A sr. sub. notes 11s, 2006                           5,908,500

Consumer Services  (0.1%)
---------------------------------------------------------------------------------------------------------------
        2,747,000  Coinmach Corp. sr. notes Ser. B, 11 3/4s, 2005                                     2,939,290

Containers  (0.8%)
---------------------------------------------------------------------------------------------------------------
        5,000,000  Four M Corp. 144A sr. notes 12s, 2006                                              5,300,000
       10,000,000  Ivex Holdings Corp. sr. disc. deb. stepped-coupon zero %
                   (13 1/4s, 3/15/00), 2005 ++                                                        6,325,000
        9,250,000  Ivex Packaging Corp. sr. sub. notes 12 1/2s, 2002                                  9,758,750
        4,500,000  Owens Illinois, Inc. deb. 11s, 2003                                                4,921,875
          845,000  Printpack, Inc. 144A sr. notes 10 5/8s, 2006                                         870,350
        1,685,000  Printpack, Inc. 144A sr. notes 9 7/8s, 2004                                        1,722,913
        1,525,000  United States Can Co. sr. sub. notes 13 1/2s, 2002                                 1,647,000
                                                                                                  -------------
                                                                                                     30,545,888

Electric Utilities  (1.5%)
---------------------------------------------------------------------------------------------------------------
        3,000,000  El Paso Electric Co. 1st mtge. Ser. E, 9.4s, 2011                                  3,090,000
        2,800,000  El Paso Electric Co. 1st mtge. Ser. D, 8.9s, 2006                                  2,833,796
       18,300,000  First PV Funding deb. 10.15s, 2016                                                19,398,000
          995,000  Hidroelectric Pierda Aguila 144A bonds 10 5/8s, 2001 (Argentina)                     999,975
        1,585,000  Midland Funding Corp. deb. Ser. B, 13 1/4s, 2006                                   1,805,505
       24,320,000  Midland Funding Corp. deb. Ser. A, 11 3/4s, 2005                                  26,203,098
        3,490,000  Niagara Mohawk Power Corp. med. term notes 9.99s, 2004                             3,280,600
        2,925,000  Niagara Mohawk Power Corp. 1st mtge. 8 3/4s, 2022                                  2,674,796
                                                                                                  -------------
                                                                                                     60,285,770

Electronics  (0.4%)
---------------------------------------------------------------------------------------------------------------
        5,050,000  Amphenol Corp. sr. sub. notes 12 3/4s, 2002                                        5,567,625
          700,000  Moog Inc. 144A sr. sub. notes Ser. B, 10s, 2006                                      703,500
       17,425,000  International Semi-Tech. Corp. sr. secd. disc. notes
                   stepped-coupon zero % (11 1/2s, 8/15/00), 2003 (Canada) ++                        10,585,688
                                                                                                  -------------
                                                                                                     16,856,813

Entertainment  (0.4%)
---------------------------------------------------------------------------------------------------------------
        1,695,000  Guitar Center Management 144A sr. notes 11s, 2006                                  1,775,513
        5,000,000  Premier Parks, Inc. sr. notes Ser. A, 12s, 2003                                    5,350,000
          750,000  Six Flags Corp. sr. sub. notes stepped-coupon zero %
                   (12 1/4s, 6/15/98), 2005 ++                                                          658,125
        5,500,000  Trump Holdings & Funding Corp. sr. notes 15 1/2s, 2005                             6,380,000
                                                                                                  -------------
                                                                                                     14,163,638

Financial Services  (0.3%)
---------------------------------------------------------------------------------------------------------------
        3,090,000  Contifinancial Corp. sr. notes 8 3/8s, 2003                                        3,082,275
        5,800,000  Keystone Group, Inc. sr. secd. notes 9 3/4s, 2003                                  6,206,000
        3,910,000  Owen Financial Corp. notes 11 7/8s, 2003                                           4,095,725
                                                                                                  -------------
                                                                                                     13,384,000

Food  (0.2%)
---------------------------------------------------------------------------------------------------------------
        3,000,000  Chiquita Brands sr. notes 9 5/8s, 2001                                             3,060,000
        1,251,000  Del Monte Corp. notes 12 1/4s, 2002 (2 double daggers)                             1,251,000
        2,750,000  Mafco, Inc. sr. sub. notes 11 7/8s, 2002                                           2,970,000
                                                                                                  -------------
                                                                                                      7,281,000

Food Chains  (0.6%)
---------------------------------------------------------------------------------------------------------------
        2,402,000  Southland Corp. deb. 4s, 2004                                                      1,640,566
       10,750,000  Southland Corp. deb. Ser. A, 4 1/2s, 2004                                          7,928,125
       12,500,000  Stater Brothers sr. notes 11s, 2001                                               13,250,000
                                                                                                  -------------
                                                                                                     22,818,691

Gaming  (2.2%)
---------------------------------------------------------------------------------------------------------------
        2,745,000  Alliance Gaming Corp. sr. notes 12 7/8s, 2003                                      2,841,075
          965,000  Argosy Gaming Co. 144A 1st. mtge. 13 1/4s, 2004                                      960,175
        6,370,000  Arizona Charlies Corp. 1st mtge. Ser. B, 12s, 2000                                 4,108,650
        1,480,000  Capitol Queen Corp. 1st mtge. notes Ser. B, 12s, 2000 (In Default) +                 925,000
        2,410,000  Casino America, Inc. sr. notes 12 1/2s, 2003                                       2,521,463
        2,475,000  Casino Magic Corp. 144A 1st mtge. 13s, 2003                                        2,512,125
        7,100,000  Coast Hotels & Casino company guaranty Ser. B, 13s, 2002                           7,685,750
        1,190,000  Cobblestone Golf Group 144A sr. notes 11 1/2s, 2003                                1,225,700
        4,900,000  Colorado Gaming & Entertainment Co. sr. notes 12s, 2003 (2 double daggers)         4,704,000
        2,000,000  Elsinore Corp. 1st mtge. 20s, 2000 (In Default) +                                  1,900,000
        2,200,000  Empress River Casino sr. notes 10 3/4s, 2002                                       2,354,000
        2,500,000  Grand Casinos, Inc. 1st mtge. 10 1/8s, 2003                                        2,459,375
       12,750,000  Grate Bay Property Funding Corp. 1st mtge. 10 7/8s, 2004                          11,092,500
        1,680,000  Harveys Casino Resorts sr. sub. notes 10 5/8s, 2006                                1,755,600
        7,950,000  Hollywood Casino Corp. sr. notes 12 3/4s, 2003                                     7,870,500
       13,575,000  Lady Luck Gaming 1st mtge. 11 7/8s, 2001                                          13,303,500
        4,843,000  Louisiana Casino Cruises Corp. 1st mtge. 11 1/2s, 1998                             3,922,830
        6,200,000  Mohegan Tribal Gaming sr. notes Ser. B, 13 1/2s, 2002                              7,750,000
        1,500,000  PRT Funding Corp. sr. notes 11 5/8s, 2004                                          1,282,500
        5,000,000  Trump A.C. 1st mtge. 11 1/4s, 2006                                                 4,925,000
        3,456,000  Trump Castle Funding notes 11 1/2s, 2000                                           3,499,200
                                                                                                  -------------
                                                                                                     89,598,943

Health Care  (1.0%)
---------------------------------------------------------------------------------------------------------------
       11,245,000  Columbia/HCA Healthcare med. term notes 7.58s, 2025                               11,080,261
        4,700,000  Healthsouth Rehablitaton sr. sub. notes 9 1/2s, 2001                               4,911,500
        3,200,000  Integrated Health Services sr. sub. notes 10 3/4s, 2004                            3,372,000
        3,800,000  Integrated Health Services sr. sub. notes 9 5/8s, 2002                             3,885,500
        7,250,000  Ivac Corp. sr. notes 9 1/4s, 2002                                                  7,340,625
        5,000,000  Merit Behavioral Care sr. sub. notes 11 1/2s, 2005                                 5,275,000
        4,000,000  Paracelsus Healthcare sr. sub. notes 10s, 2006                                     4,140,000
                                                                                                  -------------
                                                                                                     40,004,886

Insurance  (0.2%)
---------------------------------------------------------------------------------------------------------------
        4,750,000  American Annuity Group, Inc. sr. notes 9 1/2s, 2001                                4,999,375
        3,000,000  Reliance Group Holdings, Inc. sr. sub. deb. 9 3/4s, 2003                           3,030,000
                                                                                                  -------------
                                                                                                      8,029,375

Lodging  (0.4%)
---------------------------------------------------------------------------------------------------------------
       11,300,000  Host Marriott Corp. sr. notes Ser. B, 9 1/2s, 2005                                11,356,500
        4,550,000  John Q Hammons Hotels, Inc. 1st mtge. 9 3/4s, 2005                                 4,459,000
                                                                                                  -------------
                                                                                                     15,815,500

Media  (--%)
---------------------------------------------------------------------------------------------------------------
          690,000  Gray Communications System Inc. sr. sub. notes 10 5/8s, 2006                         708,975

Medical Supplies and Devices  (0.3%)
---------------------------------------------------------------------------------------------------------------
        5,300,000  Dade International, Inc. 144A sr. sub. notes 11 1/8s, 2006                         5,671,000
        4,915,000  Wright Medical Technology, Inc. sr. secd. notes
                   Ser. B, 10 3/4s, 2000                                                              4,902,713
                                                                                                  -------------
                                                                                                     10,573,713

Metals and Mining  (0.2%)
---------------------------------------------------------------------------------------------------------------
          800,000  Kaiser Aluminum & Chemical Corp. sr. sub. notes 12 3/4s, 2003                        868,000
        2,160,000  Renco Metals, Inc. sr. notes 11 1/2s, 2003                                         2,251,800
        2,700,000  Royal Oak Mines, Inc. 144A sr. sub. notes 11s, 2006 (Canada)                       2,764,125
                                                                                                  -------------
                                                                                                      5,883,925

Motion Picture Distribution  (0.4%)
---------------------------------------------------------------------------------------------------------------
        7,620,000  Act III Theatres, Inc. sr. sub. notes 11 7/8s, 2003                                8,343,900
        2,246,800  Cinemark Mexico notes Ser. B, 13s, 2003 (Mexico) (2 double daggers)                2,134,460
           78,300  Cinemark Mexico notes Ser. D, 13s, 2003 (Mexico) (2 double daggers)                   74,385
        4,780,000  Cinemark USA, Inc. 144A sr. sub. notes 9 5/8s, 2008                                4,780,000
                                                                                                  -------------
                                                                                                     15,332,745

Oil & Gas  (1.6%)
---------------------------------------------------------------------------------------------------------------
        2,200,000  Benton Oil & Gas Corp. sr. notes 11 5/8s, 2003                                     2,381,500
        3,750,000  Chesapeake Energy Corp. sr. notes 10 1/2s, 2002                                    3,965,625
        3,000,000  Chesapeake Energy Corp. sr. notes 9 1/8s, 2006                                     2,962,500
        4,530,000  Cliffs Drilling Co. company guaranty Ser. B, 10 1/4s, 2003                         4,711,200
        5,290,000  Flores & Rucks, Inc. sr. notes 13 1/2s, 2004                                       6,215,750
        1,380,000  Flores & Rucks, Inc. sr. sub. notes 9 3/4s, 2006                                   1,397,250
        1,100,000  Maxus Energy Corp. deb. 11 1/4s, 2013                                              1,124,750
        1,500,000  Maxus Energy Corp. deb. 8 1/2s, 2008                                               1,455,000
        5,030,000  Maxus Energy Corp. notes 9 7/8s, 2002                                              5,105,450
          950,000  Maxus Energy Corp. notes 9 1/2s, 2003                                                940,500
        4,490,000  Maxus Energy Corp. notes 9 3/8s, 2003                                              4,490,000
        9,250,000  Transamerican Refining Corp. 1st mtge.
                   variable rate Ser. 2, 16 1/2s, 2002                                                8,510,000
        4,648,000  Transamerican Refining Corp. 1st. mtge. stepped-coupon
                   Ser. 1, zero % (18.5s 2/15/98), 2002 ++                                            3,462,760
       17,350,000  Transtexas Gas Corp. sr. secd. notes 11 1/2s, 2002                                18,434,375
                                                                                                  -------------
                                                                                                     65,156,660

Paging  (0.7%)
---------------------------------------------------------------------------------------------------------------
        4,000,000  A+ Network Inc. sr. sub. notes 11 7/8s, 2005                                       3,890,000
        8,520,000  Arch Communications Group sr. disc. notes stepped-coupon
                   zero % (10 7/8s, 3/15/01), 2008 ++                                                 4,771,200
        9,650,000  Mobile Telecommunications Tech. sr. notes 13 1/2s, 2002                           10,036,000
        1,750,000  Mobilemedia Corp. sr. sub. notes 9 3/8s, 2007                                      1,400,000
        9,450,000  Pagemart Nationwide, Inc. sr. disc. notes stepped-coupon
                   zero % (15s, 2/1/00), 2005 ++                                                      6,426,000
        3,100,000  Pronet, Inc. sr. sub. notes 11 7/8s, 2005                                          2,821,000
                                                                                                  -------------
                                                                                                     29,344,200

Paper and Forest Products  (1.1%)
---------------------------------------------------------------------------------------------------------------
        4,000,000  APP International Finance Co. notes 11 3/4s, 2005 (Netherlands)                    4,140,000
        5,000,000  Domtar, Inc. deb. 9 1/2s, 2016 (Canada)                                            5,225,000
       10,220,000  Florida Coast Paper LLC 144A 1st. mtge. 12 3/4s, 2003                             11,012,050
       10,700,000  Gaylord Container Corp. sr. sub. disc. deb. 12 3/4s, 2005                         11,743,250
        1,000,000  Rainy River Forest Products sr. notes 10 3/4s, 2001 (Canada)                       1,076,250
        9,900,000  Riverwood International company guaranty 10 7/8s, 2008                             9,751,500
        2,000,000  Riverwood International company guaranty 10 1/4s, 2006                             2,010,000
        1,000,000  Stone Consolidated Corp. sr. notes 10 1/4s, 2000                                   1,057,500
                                                                                                  -------------
                                                                                                     46,015,550

Pipelines  (--%)
---------------------------------------------------------------------------------------------------------------
        1,200,000  OPI International sr. notes 12 7/8s, 2002                                          1,320,000

Publishing  (0.3%)
---------------------------------------------------------------------------------------------------------------
        8,050,000  Marvel Holdings, Inc. sr. notes Ser. B, zero %, 1998                               6,379,625
        8,590,000  Marvel Parent Holdings, Inc. sr. secd. disc. notes zero %, 1998                    6,743,150
                                                                                                  -------------
                                                                                                     13,122,775

Real Estate  (0.3%)
---------------------------------------------------------------------------------------------------------------
        5,615,000  Chelsea Piers 1st mtge. Ser. B, 12 1/2s, 2004                                      5,250,025
        2,000,000  Prime Hospitality Corp. 1st mtge. 9 1/4s, 2006                                     1,990,000
          5,900,000Tanger Properties (L.P.) gtd. notes 8 3/4s, 2001(R)                                5,855,750
                                                                                                  -------------
                                                                                                     13,095,775

Restaurants  (0.2%)
---------------------------------------------------------------------------------------------------------------
        7,250,000  FRD Acquisition 144A sr. notes 12 1/2s, 2004                                       7,358,750

Retail  (1.3%)
---------------------------------------------------------------------------------------------------------------
        4,000,000  Brylane (L.P.) sr. sub. notes 10s, 2003                                            4,090,000
       11,920,000  Finlay Enterprises, Inc. sr. disc. deb. stepped-coupon
                   zero % (12s, 5/1/98), 2005 ++                                                      9,774,400
        2,910,000  Finlay Enterprises, Inc. sr. notes 10 5/8s, 2003                                   2,946,375
        2,650,000  K Mart Corp. deb. 7 3/4s, 2012                                                     2,053,750
        4,065,000  K Mart Corp. med. term notes 7.9s, 2000                                            3,695,573
          100,000  K Mart Corp. med. term notes 7.85s, 2002                                              88,677
          250,000  K Mart Corp. med. term notes 7.55s, 2004                                             207,238
        2,850,000  K Mart Funding Corp. notes 7.36s, 1998                                             2,821,500
        3,710,000  Loehmanns, Inc. sr. notes 11 7/8s, 2003                                            3,932,600
        2,900,000  Mothers Work, Inc. sr. notes 12 5/8s, 2005                                         3,066,750
        4,400,000  Parisian, Inc. sr. sub. notes 9 7/8s, 2003                                         4,323,000
        1,925,000  Phar-Mor, Inc. sr. notes 11.72s, 2002                                              1,997,188
        5,000,000  Specialty Retailers, Inc. sr. sub. notes 11s, 2003                                 5,125,000
        2,750,000  SRI Receivables Purchase 144A notes 12 1/2s, 2000                                  2,791,250
        3,310,000  Waban, Inc. sr. sub. notes 11s, 2004                                               3,500,325
                                                                                                  -------------
                                                                                                     50,413,626

Satellite Services  (0.1%)
---------------------------------------------------------------------------------------------------------------
        3,645,000  Echostar Communications Corp. sr. disc. notes
                   stepped-coupon zero % (12 7/8s, 6/1/99), 2004 ++                                   2,861,325
        2,250,000  Net Sat Services Ltd. 144A sr. notes 12 3/4s, 2004 (Brazil)                        2,390,625
                                                                                                  -------------
                                                                                                      5,251,950

Shipping  (0.1%)
---------------------------------------------------------------------------------------------------------------
        5,200,000  Viking Star Shipping sr. secd. notes 9 5/8s, 2003                                  5,291,000

Specialty Consumer Products  (0.1%)
---------------------------------------------------------------------------------------------------------------
        5,000,000  Apparel Retailers, Inc. deb. stepped-coupon Ser. B,
                   zero % (12 3/4s, 8/15/98), 2005 ++                                                 4,400,000
        1,175,000  E&S Holdings Corp. 144A sr. sub. notes 10 3/8s, 2006                               1,195,563
                                                                                                  -------------
                                                                                                      5,595,563

Steel  (0.3%)
---------------------------------------------------------------------------------------------------------------
       11,500,000  Ispat Mexicana S.A. 144A deb. 10 3/8s, 2001 (Mexico)                              11,327,500

Supermarkets  (0.1%)
---------------------------------------------------------------------------------------------------------------
        3,600,000  Fleming Cos., Inc. sr. notes 10 5/8s, 2001                                         3,537,000
        2,500,000  Food 4 Less Supermarkets, Inc. sr. sub. deb.
                   13 5/8s, 2007 (2 double daggers)                                                   2,175,000
                                                                                                  -------------
                                                                                                      5,712,000

Telecommunication  (2.9%)
---------------------------------------------------------------------------------------------------------------
        5,230,000  American Communication Services, Inc. sr. disc. notes stepped-coupon
                   zero % (12 3/4s, 4/1/01), 2006 ++                                                  2,771,900
       16,975,000  Brooks Fiber Properties sr. disc. notes stepped-coupon zero %
                   (10 7/8s, 3/1/01), 2006 ++                                                        10,439,625
       22,256,000  GST Telecommunications,Inc. company guaranty stepped-coupon zero %
                   (13 7/8s, 15/15/00), 2005 ++                                                      12,073,880
        4,165,000  Hyperion Telecommunication sr. disc. notes stepped-coupon Ser. B, zero %
                   (13s, 4/15/01), 2003 ++                                                            2,582,300
       10,000,000  IntelCom Group Inc. company guaranty stepped-coupon zero %
                   (12 1/2s, 5/1/01), 2006 ++                                                         6,000,000
       26,660,000  IntelCom Group Inc. sr. disc. notes stepped-coupon zero %
                   (13 1/2s, 9/15/00), 2005 ++                                                       17,862,200
        9,400,000  Intermedia Communications of Florida, Inc. sr. disc. notes stepped-coupon
                   zero % (12 1/2s, 5/15/01), 2006 ++                                                 5,875,000
        8,050,000  Intermedia Communications of Florida, Inc. sr. notes Ser. B, 13 1/2s, 2005         9,217,250
       20,000,000  MFS Communications sr. disc. notes stepped-coupon zero %
                   (8 7/8s, 1/1/01), 2006 ++                                                         14,000,000
       10,250,000  Nextlink Communications sr. notes 12 1/2s, 2006                                   10,506,250
        4,560,000  Omnipoint Corp. 144A sr. notes 11 5/8s, 2006                                       4,742,400
       18,500,000  Teleport Communications Group Inc. sr. disc. notes stepped-coupon zero %
                   (11 1/8s, 7/1/01), 2007 ++                                                        11,840,000
       15,670,000  Winstar Communications, Inc. sr. disc. notes stepped-coupon zero %
                   (14s, 10/15/00), 2005 ++                                                           8,775,200
                                                                                                  -------------
                                                                                                    116,686,005

Telephone Services  (0.1%)
---------------------------------------------------------------------------------------------------------------
        1,990,000  Call-Net Enterprises sr. disc. notes stepped-coupon zero %
                   (13 1/4s, 12/1/99), 2004 ++                                                        1,547,225
        1,500,000  Fonorola, Inc. sr. notes 12 1/2s, 2002 (Canada)                                    1,605,000
                                                                                                  -------------
                                                                                                      3,152,225

Textiles  (0.2%)
---------------------------------------------------------------------------------------------------------------
        4,885,000  Foamex (L.P.) Capital Corp. sr. disc. notes stepped-coupon
                   Ser. B, zero % (14s, 7/1/99), 2004 ++                                              3,419,500
        1,150,000  Polysindo International Eka company guaranty 13s, 2001 (Indonesia)                 1,276,500
        4,475,000  Polysindo International Finance company guaranty 11 3/8s, 2006 (Indonesia)         4,709,938
                                                                                                  -------------
                                                                                                      9,405,938

Transportation  (0.1%)
---------------------------------------------------------------------------------------------------------------
        5,775,000  Eletson Holdings, Inc. 1st pfd. mtge. notes 9 1/4s, 2003 (Greece)                  5,601,750
                                                                                                  -------------
                   Total Corporate Bonds and Notes  (cost $1,191,583,357)                         1,227,260,569
FOREIGN GOVERNMENT BONDS AND NOTES  (23.0%)*
PRINCIPAL AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
AUD       19,005,000  Australia (Government of) bonds Ser. 803, 9 1/2s, 2003                            16,526,644
CAD       38,330,000  Canada (Government of) bonds 7s, 2006                                             27,862,290
CAD       89,600,000  Canada (Government of) deb. 8 3/4s, 2005                                          73,230,136
CAD       15,115,000  Canada (Government of) deb. Ser. A-76, 9s, 2025                                   12,740,864
DKK      190,375,000  Denmark (Government of) bonds 8s, 2003                                            35,408,313
DKK      105,260,000  Denmark (Government of) bonds 7s, 2004                                            18,389,956
DKK      200,000,000  Denmark (Government of) bonds 9s, 2000                                            38,566,080
FRF      224,640,000  France Treasury bill 7s, 2000                                                     46,843,534
FRF      148,610,000  France Treasury bill 4 1/2s, 1998                                                 29,045,191
DEM       90,390,000  Germany (Federal Republic of) bonds 5 3/4s, 2000                                  61,494,835
DEM       16,925,000  Germany (Federal Republic of) bonds 5 5/8s, 1998                                  11,492,352
DEM       60,675,000  Germany (Federal Republic of) bonds Ser. 118, 5 1/4s, 2001                        40,383,688
DEM       30,915,000  Germany (Federal Republic of) bonds Ser. 96, 6 1/4s, 2006                         20,495,124
DEM       58,230,000  Germany (Federal Republic of) bonds 7 3/8s, 2005                                  41,562,856
DEM       19,525,000  Germany (Federal Republic of) bonds 6 7/8s, 2005                                  13,501,057
ITL   65,600,000,000  Italy (Government of) bonds 9 1/2s, 2001                                          45,614,265
ITL  150,770,000,000  Italy (Government of) bonds 9 1/2s, 2001                                         104,588,832
USD        6,465,000  Morocco (Government of) bonds 6.437s, 2009                                         5,054,822
USD       45,107,000  Russia (Government of) principal notes zero %, 2020 +##                           22,327,965
USD       11,486,000  Russia (Government of) interest notes zero %,  2015 +##                            7,351,040
ZAR       41,179,000  South Africa (Republic of) bonds Ser. 153, 13s, 2010                               7,801,047
ESP    8,474,900,000  Spain (Government of) deb. 10.1s, 2001                                            72,829,731
SEK      183,000,000  Sweden (Government of) bonds 10 1/4s, 2000                                        31,020,698
SEK      167,100,000  Sweden (Government of) deb. 6s, 2005                                              23,132,457
GBP        9,870,000  United Kingdom Conversion stock 9s, 2000                                          16,470,356
GBP       46,985,000  United Kingdom Treasury bonds 8 1/2s, 2007                                        77,577,742
GBP        8,835,000  United Kingdom Treasury notes 7 3/4s, 2006                                        13,883,060
USD       12,925,000  United Mexican States bonds 11 1/2s, 2026                                         12,828,063
                                                                                                     -------------
                   Total Foreign Government Bonds and Notes  (cost $920,578,693)                       928,022,998

BRADY BONDS  (3.4%) *
PRINCIPAL AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
 $     54,500,000  Argentina (Republic of) FRN Ser. L-GL, 6.438s, 2023                               40,330,000
        9,447,200  Argentina (Republic of) FRN 6.656s, 2005                                           7,900,221
       39,454,000  Brazil (Republic of) annual reset bonds 6 1/2s, 2024                              30,132,993
       21,190,733  Brazil (Republic of) FRB 4 1/2s, 2014                                             14,886,490
       11,717,000  Ecuador (Government of) FRN 6 1/2s, 2025                                           7,279,186
        9,137,000  Poland (Government of) FRN 6.438s, 2024                                            8,702,993
       18,604,000  United Mexican States deb. Ser. B, 6 1/4s, 2019                                   12,883,270
       20,250,000  Venezuela (Government of) FRN Ser. DL, 6.625s, 2007                               16,731,563
                                                                                                  -------------
                   Total Brady Bonds  (cost $128,606,806)                                           138,846,716

UNITS  (2.2%) *
NUMBER OF UNITS                                                                                           VALUE
---------------------------------------------------------------------------------------------------------------
            2,960  Australis Media units stepped-coupon zero % (14s, 5/15/00), 2003 (Australia) ++    1,731,600
              877  Celcaribe S.A. 144A units stepped-coupon zero % (13 1/2s, 3/15/98), 2004 ++        9,559,300
           21,575  Cellnet Data Systems Inc. units stepped-coupon zero % (13s, 6/15/00), 2005 ++     16,828,500
            2,170  Cobblestone Holdings, Inc. 144A units zero %, 2004                                   857,150
            4,650  Diva Systems Corp. 144A units stepped-coupon zero % (13s, 5/15/01), 2006 ++        2,650,500
           14,200  Fitzgerald Gaming Co. units 13s, 2002                                             10,792,000
            3,980  Health-O-Meter Product units 13s, 2002                                             4,328,250
            6,030  Interact Systems, Inc. 144A units stepped-coupon zero % (14s, 8/1/99), 2003 ++     4,160,700
              910  Intercel, Inc. units stepped-coupon zero % (12s, 2/1/01), 2006 ++                  5,460,000
            2,780  International Wireless Communications units zero %, 2001                           1,473,400
            5,650  RSL Communications LTD. 144A units 12 1/4s, 2003                                   5,650,000
            2,160  Sterling Chemical Holdings units stepped-coupon zero %
                   (13 1/2s, 8/15/01), 2008 ++                                                        1,279,800
           16,710  Terex Corp. 144A units 13 3/4s, 2002                                              17,587,275
            8,155  Wireless One Inc. units stepped-coupon zero % (13 1/2s, 8/1/01), 2006 ++           4,424,088
                                                                                                  -------------
                   Total Units  (cost $82,427,926)                                                   86,782,563

PREFERRED STOCKS  (1.9%) *
NUMBER OF SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
            5,000  Alliance Gaming Corp. Ser. B, $15.00 pfd.                                            450,000
           97,262  Cablevision Systems Ser. M, $11.125 dep. shs. pfd.                                 9,483,045
          152,500  California Federal Bank Ser. B, $10.625 exch. pfd.                                16,775,000
          109,800  Diva Systems Corp. Ser. C, $6.00 pfd.                                                960,750
           25,000  El Paso Electric Co. $11.40 pfd.                                                   2,875,000
          152,000  First Nationwide Bank $11.50 pfd.                                                 17,176,000
          172,935  Fitzgeralds Gaming Co. $3.75 pfd.                                                  3,977,505
           11,950  Grand Union Holdings 144A Ser. C, $12.00 pfd. (acquired 11/05/93,
                   cost $1,380,225)(In Default) (double dagger)+                                            120
            5,000  Pantry Pride Inc. Ser. B, $14.875 pfd.                                               500,000
          229,370  SD Warren Co. Ser. B, $3.50 pfd.                                                   8,257,320
           13,901  Time Warner, Inc. 144A Ser. K,$10.25 pfd. (2 double daggers)                      14,596,050
                                                                                                  -------------
                   Total Preferred Stocks  (cost $72,553,662)                                        75,050,790

COMMON STOCKS  (1.3%) *
NUMBER OF SHARES                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
          126,237  Chesapeake Energy Corp. +                                                          7,905,592
           82,812  Computervision Corp. +                                                               724,605
           62,775  Conseco Inc.                                                                       3,091,669
           84,033  Elsinore Corp. +                                                                      18,382
          250,000  Exide Corp.                                                                        6,468,750
            7,795  Federated Department Stores Inc. +                                                   261,133
            3,026  Finlay Enterprises, Inc.                                                              37,447
          539,505  Grand Union Co. (acquired various dates from 6/14/93 to
                   3/14/95 cost $24,485,117) (double dagger)+                                         3,439,344
            7,541  IFINT Diversified Holdings 144A +                                                    370,452
           49,679  Lady Luck Gaming Corp. (acquired 10/1/93 cost $40,922) (double dagger)+              133,512
          118,831  Loehmanns' Holdings, Inc. +                                                        2,867,541
          480,000  NEXTEL Communications, Inc. Class A +                                              8,880,000
            1,184  PMI Holdings Corp. 144A +                                                            260,480
            1,942  Premium Holdings L.P. 144A +                                                          48,552
          979,968  PSF Holding LLC Class A                                                           14,699,520
            7,500  Southdown, Inc.                                                                      184,688
            1,480  Southland Corp. +                                                                      4,486
           80,873  Total Renal Care Holdings, Inc. +                                                  2,395,863
           33,570  Total Renal Care Holdings, Inc. (acquired various dates from 8/4/94
                   to 1/25/95 cost $53,398)(double dagger)+                                         1,334,408
                                                                                                  -------------
                   Total Common Stocks  (cost $79,319,318)                                           53,126,424

ASSET-BACKED SECURITIES  (1.0%)*
PRINCIPAL AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
 $     12,195,000  Chemical Master Credit Card Trust Ser. 95-2, Class A, 6.23s, 2003                 11,996,831
       29,845,000  Sears Credit Account Master Trust Ser. 95-5, Class A, 6.05s, 2004                 28,427,363
                                                                                                  -------------
                   Total Asset-Backed Securities  (cost $42,310,278)                                 40,424,194

CONVERTIBLE BONDS AND NOTES  (0.6%) *
PRINCIPAL AMOUNT                                                                                          VALUE
---------------------------------------------------------------------------------------------------------------
 $        400,000  Argosy Gaming cv. sub. notes 12s, 2001                                               360,000
        4,200,000  Exide Corp. 144A cv. sr. sub. notes 2.9s, 2005                                     2,541,000
        2,782,000  GST Telecommunications, Inc. cv. sr. disc. notes
                   stepped-coupon zero % (13 7/8s, 15/15/00), 2005 ++                                 2,587,260
        9,500,000  Pricellular Wireless Corp. 144A cv. sub. notes stepped-coupon
                   zero % (10 3/4s, 8/15/00), 2004 ++                                                 9,025,000
        2,750,000  Protection One Alarm cv. sr. sub. notes 6 3/4s, 2003                               2,736,250
        7,835,000  Winstar Communications. Inc. cv sr. disc. notes stepped-coupon
                   zero % (14s, 10/15/00),  2005 ++                                                   5,014,400
                                                                                                  -------------
                   Total Convertible Bonds and Notes  (cost $16,756,274)                             22,263,910

PURCHASED OPTIONS OUTSTANDING  (0.2%) *
NUMBER OF                                                                                          EXPIRATION DATE/
CONTRACTS                                                                                          STRIKE PRICE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
ITL  54,200,000,000  Italian Government Bond Futures Contracts (Call)                              Nov. 96 / 119.6      861,223
JPY  16,082,000,000  Japanese Government Bond Futures Contracts (Call)                             Nov. 96/ 117.5     6,862,771
                                                                                                                  -------------
                   Total Purchased Options Outstanding  (cost $6,643,217)                                             7,723,994

CONVERTIBLE PREFERRED STOCKS  (0.4%) *
NUMBER OF SHARES                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
           50,272  Cablevision Systems Corp. Ser. H, $11.75 cv. pfd. (2 double daggers)            5,102,608
          314,000  Cablevision Systems Corp. Ser. I, $8.50 cv. pfd.                                7,732,250
           31,300  Granite Broadcasting $1.938 cv. pfd.                                            2,363,150
           75,000  Kelly Oil & Gas Corp. $2.625 cv. pfd.                                           1,856,250
                                                                                               -------------
                   Total Convertible Preferred Stocks  (cost $15,454,571)                         17,054,258

COLLATERALIZED MORTGAGE OBLIGATIONS  (0.1%) *(cost $5,026,738)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
 $       5,249,000 Citicorp Mortgage Securities, Inc. Ser. 92-14M, 7 1/2s, 2022                    5,232,597

WARRANTS  (0.1%) *+
NUMBER OF WARRANTS                                                                                 EXPIRATION DATE        VALUE
-------------------------------------------------------------------------------------------------------------------------------
          185,000  Becker Gaming Corp. 144A                                                        11/15/00              37,000
           44,363  Capital Gaming International, Inc.                                              2/1/99                 1,775
            9,658  Casino America, Inc.                                                            11/15/96                 966
           32,400  Casino Magic Finance Corp.                                                      10/14/96                 324
            2,430  Commodore Media 144A                                                            7/5/01               315,900
           12,400  Comunicacion Celular 144A (Colombia)                                            11/15/03             620,000
            9,350  County Seat Holdings, Inc.                                                      10/15/98               9,350
           47,500  Elsinore Corp.                                                                  10/8/98                4,750
            6,850  Fitzgerald Gaming Co. 144A                                                      3/15/99                  685
            4,885  Foamex (L.P.) Capital Corp. 144A                                                7/1/99                24,425
            2,352  Grand Union Co. Ser. 1 (acquired various dates from 6/16/93 to
                   10/4/94, cost $941) (double dagger)                                             6/16/00                  706
            4,705  Grand Union Co. Ser. 2 (acquired various dates from 6/16/93 to
                   10/4/94, cost $471) (double dagger)                                             6/16/00                  188
            6,240  Heartland Wireless Communications 144A                                          4/15/00               31,200
            4,165  Hyperion Telecommunications 144A                                                4/15/01               41,650
           65,538  Intelcom Group                                                                  9/15/05            1,015,839
            8,050  Intermedia Communications 144A                                                  6/1/00               322,000
            8,025  Louisiana Casino Cruises, Inc. 144A                                             12/1/98              120,375
           72,000  Miles Homes, Inc.                                                               4/1/97                 7,200
           21,500  NEXTEL Communications Inc.                                                      1/1/98                   430
           10,030  NEXTEL Communications Inc.                                                      1/1/99                   201
           13,800  Pagemart, Inc. 144A                                                             12/31/03             113,850
           17,500  Petracom Holdings, Inc.                                                         8/1/05               124,688
           37,527  President Riverboat Casinos, Inc.                                               9/30/99               33,774
              215  Telemedia Broadcasting Corp. 144A                                               4/1/04               160,995
           54,910  UCC Investor Holding, Inc. (acquired various dates from 3/16/94
                   to 5/2/95 cost $713,986)(double dagger)                                         7/1/04               713,830
            6,375  Wireless One, Inc.                                                              10/19/00              33,469
            1,001  Wright Medical Technology, Inc. 144A                                            6/30/03              130,075
                                                                                                                  -------------
                   Total Warrants  (cost $3,918,231)                                                                  3,865,645

SHORT-TERM INVESTMENTS  (6.4%)
PRINCIPAL AMOUNT                                                                                        VALUE
--------------------------------------------------------------------------------------------------------------
 $     25,000,000  Bellsouth Telecommunications Inc. effective yield of 5.32%, December 4, 1996    24,757,500
       30,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.285%, October 10, 1996    29,960,363
          790,000  Federal Home Loan Mortgage Corp. effective yield of 5.23%, October 10, 1996        788,967
       25,000,000  Federal National Mortgage Assn. effective yield of 5.25%, November 27, 1996     24,792,159
        4,650,000  Federal National Mortgage Assn. effective yield of 5.23%, November 8, 1996       4,624,329
        5,000,000  Federal National Mortgage Assn. effective yield of 5.225%, November 15, 1996     4,967,344
       15,000,000  Ford Motor Credit Co. effective yield of 5.32%, October 7, 1996                 14,986,700
       25,000,000  Merrill Lynch & Co. Inc. effective yield of 5.30%, November 18, 1996            24,823,334
       25,000,000  Merrill Lynch & Co. Inc. effective yield of 5.29%, October 15, 1996             24,948,569
MXP    52,290,870  Mexican T Bill zero %, June 5, 1997                                              6,092,949
MXP    12,187,110  Mexican T Bill zero %, January 9, 1997                                           1,592,978
 $     25,000,000  Morgan (J.P.) & Co. Inc. effective yield of 5.42%, October 28, 1996             24,898,375
       17,215,000  National Rural Utilities Cooperative Finance Corp. effective
                   yield of 5.32%, October 2, 1996                                                 17,212,455
       25,000,000  Sheffield Receivables Corp. effective yield of 5.33%, October 16, 1996          24,944,479
       25,000,000  Walt Disney Co. effective yield of 5.32%, December 9, 1996                      24,738,750
        2,466,000  Interest in $365,453,000 joint repurchase agreement dated
                   September 30, 1996 with Goldman, Sachs & Co. due October 1, 1996 with respect to various U.S. Treasury obligations -- maturity value
                   of $2,466,385  for an effective yield of 5.625%.                                  2,466,385
                                                                                                 -------------
                   Total Short-Term Investments  (cost $256,057,624)                               256,595,636
--------------------------------------------------------------------------------------------------------------
                   Total Investments (cost $4,051,034,201)***                                    4,088,219,112
--------------------------------------------------------------------------------------------------------------

*                  Percentages indicated are based on net assets of $4,030,038,395.

*** The aggregate identified cost on a tax basis is $4,056,670,903, resulting in gross unrealized appreciation and depreciation of $103,778,571 and $72,230,362, respectively, or net unrealized appreciation of $31,548,209.

+                   Non-income-producing security.

++ The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin receiving interest income at this rate.

(double dagger)    Restricted, excluding 144A securities, as to public resale.
                   The total market value of restricted securities held at
                   September 30, 1996 was $5,622,108 or 0.1% of net assets.

(2 double daggers) Income may be received in cash or additional securities at the discretion of the issuer.

##                 When-issued securities (Note 1).

(R)                Real Estate Investment Trust.

                   144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

                   TBA after the name of a security represents to be announced securities. (Note 1)

                   The rates shown on Floating Rate Bonds (FRB) and Floating Rate Notes
                   (FRN) are the current interest rates shown at September 30, 1996, which are subject to change based on the terms of the security.
Forward Currency Contracts to Buy at September 30, 1996
(aggregate face value $580,362,163)

                                                                      Unrealized
                          Market        Aggregate      Delivery      Appreciation/
                          Value         Face Value     Date         (Depreciation)
-----------------------------------------------------------------------------------
Australian Dollars     $52,076,818      $52,054,127    12/18/96         $22,691
British Pounds          36,780,797       36,724,184    12/18/96          56,613
Canadian Dollars         3,145,581        3,136,038    12/18/96           9,543
Deutschemarks          135,201,890      137,385,656    12/18/96      (2,183,766)
Euro Currency           21,309,601       21,557,343    12/18/96        (247,742)
French Francs          109,921,152      112,338,532    12/18/96      (2,417,380)
Italian Lira            17,171,195       17,211,838    12/18/96         (40,643)
Japanese Yen           191,104,956      197,306,639    12/18/96      (6,201,683)
Swedish Krona            2,648,568        2,647,806    12/18/96             762
-----------------------------------------------------------------------------------
                                                                   $(11,001,605)
-----------------------------------------------------------------------------------
Forward Currency Contracts to Sell at September 30, 1996
(aggregate face value $746,674,914)

                                                                      Unrealized
                         Market         Aggregate      Delivery      Appreciation/
                         Value          Face Value     Date         (Depreciation)
----------------------------------------------------------------------------------
Canadian Dollars     $  21,669,577     $ 21,465,693    12/18/96   $    (203,884)
Danish Krone            61,425,599       62,698,994    12/18/96       1,273,395
Deutschemarks          199,799,336      203,854,807    12/18/96       4,055,471
French Francs           67,765,868       69,395,607    12/18/96       1,629,739
Italian Lira            70,591,797       70,512,440    12/18/96         (79,357)
Japanese Yen           206,774,165      209,546,192    12/18/96       2,772,027
Spanish Peseta          29,205,178       29,409,359    12/18/96         204,181
Swedish Krona           28,418,956       28,459,439    12/18/96          40,483
Swiss Francs            50,462,501       51,332,383    12/18/96         869,882
---------------------------------------------------------------------------------
                                                                  $  10,561,937
---------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statments.





Statement of assets and liabilities
September 30, 1996

Assets
------------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$4,051,034,201) (Note 1)                                                          $4,088,219,112
------------------------------------------------------------------------------------------------
Cash                                                                                   3,176,712
------------------------------------------------------------------------------------------------
Dividends and interest receivable                                                     68,166,658
------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                55,954,167
------------------------------------------------------------------------------------------------
Receivable for securities sold                                                       189,648,134
------------------------------------------------------------------------------------------------
Receivable for open forward currency contracts                                        10,988,903
------------------------------------------------------------------------------------------------
Receivable for closed forward currency contracts                                      13,648,111
------------------------------------------------------------------------------------------------
Total assets                                                                       4,429,801,797

Liabilities
------------------------------------------------------------------------------------------------
Payable for securities purchased                                                     364,027,426
------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                             5,040,676
------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                           5,297,532
------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                               779,762
------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                              8,726
------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                              10,375
------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                 2,871,903
------------------------------------------------------------------------------------------------
Payable for open forward currency contracts                                           11,428,571
------------------------------------------------------------------------------------------------
Payable for closed forward currency contracts                                          9,399,788
------------------------------------------------------------------------------------------------
Other accrued expenses                                                                   898,643
------------------------------------------------------------------------------------------------
Total liabilities                                                                    399,763,402
------------------------------------------------------------------------------------------------
Net assets                                                                        $4,030,038,395

Represented by
------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and  4)                                                  $4,031,172,575
------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                           6,926,338
------------------------------------------------------------------------------------------------
Accumulated net realized loss on investments
and foreign currency transactions (Note 1)                                           (44,513,096)
------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies                                                 36,452,578
------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                        $4,030,038,395

Computation of net asset value and offering price
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,845,900,972 divided by 150,222,899 shares)                                            $12.29
------------------------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $12.29)*                                   $12.90
------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,135,148,395 divided by 174,433,130 shares)**                                          $12.24
------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($46,327,409 divided by 3,776,839 shares)                                                 $12.27
------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $12.27)*                                   $12.68
------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per class Y share
($2,661,619 divided by 216,560 shares)                                                    $12.29
------------------------------------------------------------------------------------------------

* On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended September 30, 1996

Investment Income:
----------------------------------------------------------------------------------------------------
Interest income (net of foreign tax of $1,292,140)                                      $301,888,037
----------------------------------------------------------------------------------------------------
Dividends                                                                                  6,183,802
----------------------------------------------------------------------------------------------------
Total investment income                                                                  308,071,839

Expenses:
----------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                          20,286,489
----------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                             6,086,760
----------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                             82,503
----------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                              42,088
----------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                      4,242,445
----------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                     19,804,746
----------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                        153,347
----------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      199,844
----------------------------------------------------------------------------------------------------
Registration fees                                                                            184,515
----------------------------------------------------------------------------------------------------
Auditing                                                                                     172,043
----------------------------------------------------------------------------------------------------
Legal                                                                                        218,851
----------------------------------------------------------------------------------------------------
Postage                                                                                    1,258,318
----------------------------------------------------------------------------------------------------
Other                                                                                        151,714
----------------------------------------------------------------------------------------------------
Total expenses                                                                            52,883,663
----------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (1,145,458)
----------------------------------------------------------------------------------------------------
Net expense                                                                               51,738,205
----------------------------------------------------------------------------------------------------
Net investment income                                                                    256,333,634
----------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                                          81,972,338
----------------------------------------------------------------------------------------------------
Net realized gain on written options (Note 1)                                                950,918
----------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1 and 3)                         (2,414,684)
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of assets and liabilities
in foreign currencies during the year                                                      4,010,565
----------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments, written
options and TBA sale commitments during the year                                           6,505,977
----------------------------------------------------------------------------------------------------
Net gain on investments                                                                   91,025,114
----------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    $347,358,748
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets
                                                                                 Year ended            Year ended
                                                                               September 30          September 30
                                                                                       1996                  1995
-----------------------------------------------------------------------------------------------------------------
Increase in net assets
-----------------------------------------------------------------------------------------------------------------
Operations:
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                          $256,333,634          $247,857,277
-----------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments and foreign
currency transactions                                                            80,508,572           (91,603,557)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and assets
and liabilities in foreign currency                                              10,516,542           186,921,390
-----------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            347,358,748           343,175,110
-----------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-----------------------------------------------------------------------------------------------------------------
   From net investment income:
    Class A                                                                    (124,374,433)         (103,443,301)
-----------------------------------------------------------------------------------------------------------------
    Class B                                                                    (130,679,613)         (103,501,273)
-----------------------------------------------------------------------------------------------------------------
    Class M                                                                      (2,135,027)             (306,880)
-----------------------------------------------------------------------------------------------------------------
    Class Y                                                                         (57,653)                   --
-----------------------------------------------------------------------------------------------------------------
   From return of capital:
    Class A                                                                              --           (20,901,496)
-----------------------------------------------------------------------------------------------------------------
    Class B                                                                              --           (20,913,210)
-----------------------------------------------------------------------------------------------------------------
    Class M                                                                              --               (62,008)
-----------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                               532,684,820           129,258,557
-----------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                    622,796,842           223,305,499
-----------------------------------------------------------------------------------------------------------------
Net assets
-----------------------------------------------------------------------------------------------------------------
Beginning of year                                                             3,407,241,553         3,183,936,054
-----------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
and distributions in excessof net investment income of
$6,926,338 and $4,013,314, respectively)                                     $4,030,038,395        $3,407,241,553
-----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                For the Period                             For the Period
                                                                  July 1, 1996                           December 1, 1994
                                                                 (commencement                              (commencement
                                                             of operations) to           Year Ended     of operations) to
                                                                  September 30         September 30          September 30
--------------------------------------------------------------------------------------------------------------------------------
                                                                          1996                 1996                  1995
--------------------------------------------------------------------------------------------------------------------------------
                                                                    Class Y              Class M
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.07               $11.97               $11.34
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      .24                  .86                  .78
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     .20                  .31                  .63
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .44                 1.17                 1.41
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                (.22)                (.87)                (.65)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                          --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                       --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                               --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                      --                   --                 (.13)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.22)                (.87)                (.78)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.29               $12.27               $11.97
--------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                        3.70 *              10.12                12.90 *
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                $2,662              $46,327              $14,751
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                             .19 *               1.28                 1.07 *
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                  1.95 *               7.09                 6.30 *
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  304.39               304.39               235.88
--------------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                                      Year Ended September 30
--------------------------------------------------------------------------------------------------------------------------------
                                                                          1996                 1995                 1994
--------------------------------------------------------------------------------------------------------------------------------
                                                                       Class B
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $11.95               $11.61               $12.79
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      .80                  .88                  .72
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     .29                  .33                 (.91)
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                          1.09                 1.21                 (.19)
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                (.80)                (.72)                (.65)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                          --                   --                 (.10)
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                       --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                               --                   --                 (.08)
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                      --                 (.15)                (.16)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.80)                (.87)                (.99)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.24               $11.95               $11.61
--------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                        9.47                11.01                (1.62)
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                            $2,135,148           $1,795,456           $1,644,860
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                            1.77                 1.76                 1.76
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                  6.57                 7.46                 8.05
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  304.39               235.88               201.53
--------------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                For the Period
                                                                 March 1, 1993
                                                                 (commencement
                                                             of operations) to
                                                                                         Year Ended September 30
--------------------------------------------------------------------------------------------------------------------------------
                                                                          1993                 1996                 1995
--------------------------------------------------------------------------------------------------------------------------------
                                                                                         Class A
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $12.51               $11.99               $11.64
--------------------------------------------------------------------------------------------------------------------------------
Investment operations
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                      .49                  .89                  .95
--------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                     .39                  .30                  .36
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                           .88                 1.19                 1.31
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
--------------------------------------------------------------------------------------------------------------------------------
From net investment income                                                (.46)                (.89)                (.80)
--------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                          --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                     (.14)                  --                   --
--------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                               --                   --                   --
--------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                      --                   --                 (.16)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                       (.60)                (.89)                (.96)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $12.79               $12.29               $11.99
--------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                        7.21 *              10.35                11.89
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                              $504,417           $1,845,901           $1,597,034
--------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                            1.91 *               1.02                 1.01
--------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                  5.80 *               7.32                 8.22
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                  243.73               304.39               235.88
--------------------------------------------------------------------------------------------------------------------------------



Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                Year ended September 30
-------------------------------------------------------------------------------------------------------------------------------
                                                                         1994                 1993                 1992
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $12.82               $12.66               $11.85
-------------------------------------------------------------------------------------------------------------------------------
Investment operations
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     .78                  .96                 1.04
-------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments                   (.88)                 .56                  .97
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                         (.10)                1.52                 2.01
-------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders
-------------------------------------------------------------------------------------------------------------------------------
From net investment income                                               (.71)                (.94)               (1.01)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net investment income                                       (.12)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
From net realized gain on investments                                      --                 (.42)                (.19)
-------------------------------------------------------------------------------------------------------------------------------
In excess of net realized gain on investments                            (.08)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
From return of capital                                                   (.17)                  --                   --
-------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                     (1.08)               (1.36)               (1.20)
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $11.64               $12.82               $12.66
-------------------------------------------------------------------------------------------------------------------------------
Total investment return at net asset value (%) (a)                       (.93)               12.85                17.88
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                           $1,539,076             $874,937             $365,253
-------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets (%)(b)                           1.01                 1.21                 1.36
-------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets (%)                 7.96                 6.80                 8.27
-------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                 201.53               243.73               221.09 (c)
-------------------------------------------------------------------------------------------------------------------------------

*   Not annualized

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for periods ended September 30, 1995 and thereafter, includes amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Putnam Diversified Premium Income Trust and subsequent sales to realign the portfolio.




Notes to financial statements
September 30, 1996

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks high current income consistent with preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund offers class A, class B, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front end sales charge of 3.25% and pay an ongoing distribution fee that is higher than class A shares but lower than class B shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that initially invest at least $250 million in a combination of Putnam Funds.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or, if no sales are reported -- as in the case of some securities traded over-the-counter the last reported bid price. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments, including restricted securities, are stated at fair market value following procedures approved by the Trustees. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, or dealers which determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc.. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Discounts on zero coupon bonds, original issue, stepped-coupon bonds and payment in kind bonds are accreted according to the effective yield method.

Securities purchased or sold on a when-issued basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized gains and losses on foreign currency transactions arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Forward currency contracts The fund may engage in forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date, to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short-term investments). The U.S. dollar value of forward currency contracts is determined using forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked to market" daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position.

G) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

H) TBA purchase commitments The fund may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund's other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under security valuation above.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for their portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.



I) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

At September 30, 1996, the fund had a capital loss carryover of approximately $38,876,000 available to offset future net capital gain, if any, which will expire on September 30, 2003.

J) Distributions to shareholders Distributions to shareholders are recorded by the fund on the ex-dividend date. At certain times, the fund may pay distributions at a level rate even though, as a result of market conditions or investment decisions, the fund may not achieve projected investment results for a given period. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of losses on wash sale transactions, realized and unrealized gains and losses on forward foreign currency contracts, currency gains and losses on bonds, post-October loss deferrals, market discount, interest on payment-in-kind securities and amortization of bond premium.

Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended September 30, 1996, the fund reclassified $11,852,744 to increase undistributed net investment income and $6,632,719 to decrease paid-in-capital, with an increase to accumulated net realized loss on investments of $5,220,025. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the $500 million and 0.50% of any amount over $1.5 billion subject, under current law, to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of Putnam Management on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended September 30, 1996, fund expenses were reduced by $1,145,458 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $4,510 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $1,257,964 and $43,472 from the sale of class A and class M shares, respectively and received $4,048,165 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received $11,057 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended September 30, 1996, purchases and sales of investment securities other than U.S. government obligations and short-term investments aggregated $4,386,649,048 and $4,020,356,031, respectively. Purchases and sales of U.S. government obligations aggregated $6,756,483,424 and $6,678,325,804, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written option transactions during the year are summarized as follows:
                           Contract      Premiums
                            Amounts      Received
----------------------------------------------------
Written options
outstanding at
beginning of year       $80,260,000     $345,118
----------------------------------------------------
Options opened          186,400,000      605,800
----------------------------------------------------
Options expired        (266,660,000)    (950,918)
----------------------------------------------------
Written options
outstanding at
end of year             $        --	    $     --
----------------------------------------------------

Note 4
Capital shares

At September 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Year ended
                           September 30, 1996
----------------------------------------------------
Class A                  Shares            Amount
----------------------------------------------------
Shares sold          44,142,460      $538,311,863
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         6,502,010        75,921,259
----------------------------------------------------
                     50,644,470       614,233,122

Shares
repurchased         (33,624,593)     (407,240,413)
----------------------------------------------------
Net increase         17,019,877      $206,992,709
----------------------------------------------------

                                Year ended
                           September 30, 1995
----------------------------------------------------
Class A                  Shares            Amount
----------------------------------------------------
Shares sold          29,561,536      $343,042,280
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         6,272,747        72,551,475
----------------------------------------------------
                     35,834,283       415,593,755

Shares
repurchased         (34,850,799)     (402,384,755)
----------------------------------------------------
Net increase            983,484       $13,209,000
----------------------------------------------------

                                Year ended
                           September 30, 1996
----------------------------------------------------
Class B                  Shares            Amount
----------------------------------------------------
Shares sold          53,705,203      $649,134,362
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         6,652,677        80,011,461
----------------------------------------------------
                     60,357,880       729,145,823

Shares
repurchased         (36,206,473)     (436,896,456)
----------------------------------------------------
Net increase         24,151,407      $292,249,367
----------------------------------------------------

                                Year ended
                           September 30, 1995
----------------------------------------------------
Class B                  Shares            Amount
----------------------------------------------------
Shares sold          36,302,330      $421,020,169
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         6,462,302        74,500,296
----------------------------------------------------
                     42,764,632       495,520,465

Shares
repurchased         (34,212,886)     (393,928,631)
----------------------------------------------------
Net increase          8,551,746      $101,591,834
----------------------------------------------------

                                Year ended
                           September 30, 1996
----------------------------------------------------
Class M                  Shares            Amount
----------------------------------------------------
Shares sold           3,334,247       $40,396,232
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           136,559         1,643,817
----------------------------------------------------
                      3,470,806        42,040,049

Shares
repurchased            (925,979)      (11,197,879)
----------------------------------------------------
Net increase          2,544,827       $30,842,170
----------------------------------------------------

                              For the period
                             December 1, 1994
                             (commencement of
                             operations) to
                           September 30, 1995
----------------------------------------------------
Class M                  Shares            Amount
----------------------------------------------------
Shares sold           1,339,043       $15,723,397
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions            24,234           286,016
----------------------------------------------------
                      1,363,277        16,009,413

Shares
repurchased            (131,265)       (1,551,690)
----------------------------------------------------
Net increase          1,232,012       $14,457,723
----------------------------------------------------

                              For the period
                               July 1, 1996
                             (commencement of
                              operations) to
                           September 30, 1996
----------------------------------------------------
Class Y                  Shares            Amount
----------------------------------------------------
Shares sold             381,251        $4,602,196
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             4,801            57,653
----------------------------------------------------
                        386,052         4,659,849

Shares
repurchased            (169,492)       (2,059,275)
----------------------------------------------------
Net increase            216,560        $2,600,574
----------------------------------------------------



Results of July 31, 1996 shareholder meeting
(Unaudited)

A meeting of shareholders of the fund was held on July 31, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                    Votes
                                  Votes for      withheld

Jameson Adkins Baxter           196,678,903     6,630,706
Hans H. Estin                   196,655,774     6,653,835
John A. Hill                    196,706,244     6,603,365
R.J. Jackson                    196,632,354     6,677,255
Elizabeth T. Kennan             196,645,451     6,664,158
Lawrence J. Lasser              196,687,296     6,622,313
Robert E. Patterson             196,693,165     6,616,444
Donald S. Perkins               196,633,989     6,675,620
William F. Pounds               196,652,469     6,657,140
George Putnam                   196,638,577     6,671,032
George Putnam, III              196,628,626     6,680,983
Eli Shapiro                     196,539,259     6,770,350
A.J.C. Smith                    196,677,254     6,632,355
W. Nicholas Thorndike           196,663,998     6,645,611

A proposal to ratify the selection of Coopers & Lybrand L.L.P. as auditors for the fund was approved as follows: 193,564,713 votes for, and 1,714,449 votes against, with 8,030,447 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows: 172,060,716 votes for, and 8,159,219 votes against, with 23,089,676 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 168,514,456 votes for, and 10,481,073 votes against, with 24,314,080 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
164,632,316 votes for, and 14,019,095 votes against, with 24,658,200 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in real estate was approved as follows:
167,714,768 votes for, and 11,799,923 votes against, with 23,794,916 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to borrowing and senior securities was approved as follows: 168,358,437 votes for, and 10,337,924 votes against, with 24,613,251 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 166,317,417 votes for, and 12,746,759 votes against, with 24,245,433 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 166,427,159 votes for, and 12,454,972 votes against, with 24,427,479 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 163,497,568 votes for, and 14,759,802 votes against, with 25,052,240 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows:
164,367,612 votes for, and 14,142,242 votes against, with 24,799,750 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 163,570,341 votes for, and 14,994,410 votes against, with 24,744,863 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 165,286,913 votes for, and 13,196,124 votes against, with 24,826,569 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas an mineral interests was approved as follows: 168,039,699 votes for, and 11,364,305 votes against, with 23,905,611 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to invest to gain control of a company's management was approved as follows: 166,870,899 votes for, and 12,253,902 votes against, with 24,184,811 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.
--------------------------------------------------------------------

Federal tax information
(Unaudited)

The fund has designated 2.34% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1997 will show the tax status of all distributions paid to your account in calendar 1996.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

Neil J. Powers
Vice President and Fund Manager

Jin W. Ho
Vice President and Fund Manager

Michael Martino
Vice President and Fund Manager

D. William Kohli
Vice President and Fund Manager

Mark J. Siegel
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Diversified Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.



PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------

28363-075/387/803    11/96



PUTNAM INVESTMENTS                                                  [LOGO]
-------------------------------------------------------------------------
Putnam Diversified Income Trust
Supplement to Annual Report dated September 30, 1996

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to defined contribution plans investing $250 million or more in one or more of Putnam's funds or private accounts. Performance of class Y shares, Which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
-------------------------------------------------------------------------
Total return:                           NAV

Life of class (since 7/1/96)           3.70%

-------------------------------------------------------------------------
Share value:                            NAV

7/1/96                               $12.07
9/30/96                               12.29
-------------------------------------------------------------------------

Distributions:     No.     Income      Capital gains     Total
                    3      $0.221                 $0    $0.221
-------------------------------------------------------------------------

Current return (end of period)              Total

Current dividend rate 1                      7.23%
Current 30-day SEC yield 2                   7.53

1 Income portion of most recent distribution, annualized and divided by NAV at end of period.

2 Based only  on investment income, calculated using SEC guidelines.

Please note that past performance does not indicate future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.